Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 9, 2010

to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised June 4, 2010),

the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised June 4, 2010) and

the Statement of Additional Information Dated April 1, 2010 (as revised June 4, 2010)

Disclosure Related to the

Allianz NACM Convertible, Allianz NACM Emerging Growth, Allianz NACM High Yield Bond, Allianz

NACM International Growth, Allianz NACM International Growth Opportunities, Allianz NACM Micro

Cap, Allianz NACM Small to Mid Cap Growth and Allianz NACM Ultra Micro Cap Funds (the “Funds”)

On April 7, 2010, the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) approved the novation, effective on or about August 25, 2010, of the Portfolio Management Agreement between Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the Funds’ Adviser, Allianz Global Investors Fund Management LLC (“AGIFM”) (the “Portfolio Management Agreement”). Through the novation of the Portfolio Management Agreement, Allianz Global Investors Capital LLC (“AGIC”), the indirect parent of Nicholas-Applegate and an affiliate of AGIFM, will become the investment sub-adviser to the Funds and will be responsible for day-to-day portfolio management. The novation will coincide with a larger corporate reorganization that will transfer the advisory businesses of Nicholas-Applegate to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from Nicholas-Applegate, and the transactions planned for August 2010 mark the last step in the full integration of these businesses under a single name.

The novation of the Portfolio Management Agreement will not result in any change in the investment objective or strategies, portfolio management personnel or responsibilities or fees and expenses of each Fund as disclosed in the Prospectus. In connection with the novation and the substitution of AGIC as sub-adviser for the Funds, the name of each Fund will change, effective on or about August 25, 2010, as indicated in the following list.

Current Name	New Fund Name
Allianz NACM Convertible Fund	Allianz AGIC Convertible Fund
Allianz NACM Emerging Growth Fund	Allianz AGIC Emerging Growth Fund
Allianz NACM High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
Allianz NACM International Growth Fund	Allianz AGIC International Growth Fund
Allianz NACM International Growth Opportunities Fund	Allianz AGIC International Growth Opportunities Fund
Allianz NACM Micro Cap Fund	Allianz AGIC Micro Cap Fund
Allianz NACM Small to Mid Cap Growth Fund	Allianz AGIC Small to Mid Cap Growth Fund
Allianz NACM Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund

Corresponding changes are hereby made to the Trust’s Statement of Additional Information.